EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 03-01-10 to 03-31-10

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	April 30, 2010
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §586(a)(3). The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. Further, claims have been filed in the bankruptcy case not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
March 2010 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 02/28/2010	261,943,843	3,676,589,643	4,660	749,527	10,945,990	4,257,891	3,954,491,554	53,612,165	258,120	53,870,285	4,008,361,839

Receipts

Interest & investment returns	28,091	394,277	-	80	1,395	1,750,444	2,174,288	5,749	-	5,749	2,180,038
Tax refunds						21,019	21,019			-	21,019
Reimbursements/distributions from subs						-	-			-	-
Sales of assets/securities						-	-			-	-
Return of lease deposit						126,338	126,338			-	126,338
Other miscellaneous receipts						8,377	8,377			-	8,377
Total Receipts	28,091	394,277	-	80	1,395	1,906,178	2,330,022	5,749	-	5,749	2,335,772

Transfers

Sweep to/(from) Money Market account					(4,000,000)	4,000,000	-		-	-	-
Transfer (to)/from Wells Managed Account					-	-	-		-	-	-
Total Transfers	-	-	-	-	(4,000,000)	4,000,000	-	-	-	-	-

Disbursements

Salaries and benefits						309,490	309,490	-	-	-	309,490
Travel and other expenses						22,221	22,221	-	-	-	22,221
Occupancy and supplies						124,971	124,971	-	-	-	124,971
Professional fees						2,938,433	2,938,433	-	-	-	2,938,433
Other outside services						112,810	112,810	-	-	-	112,810
Bank fees						28,373	28,373	-	31	31	28,404
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						60,000	60,000	-	-	-	60,000
Taxes paid						4,000	4,000	-	-	-	4,000
Total Disbursements	-	-	-	-		3,600,298	3,600,298	-	31	31	3,600,328

Net Cash Flow	28,091	394,277	-	80	(3,998,605)	2,305,881	(1,270,275)	5,749	(31)	5,719	(1,264,557)

Cash - End of Month	261,971,934	3,676,983,920	4,660	749,607	6,947,385	6,563,772	3,953,221,279	53,617,914	258,089	53,876,004	4,007,097,282

GL Balance	261,971,934	3,676,983,920	4,660	749,607	6,947,385	6,563,772	3,953,221,278	53,617,915	258,089	53,876,003	4,007,097,281

Net value - short-term securities							613,230,681			221,389,295	834,619,976

Total Cash & Cash Equivalents							4,566,451,959			275,265,298	4,841,717,258

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al                                                                                                                                Case No. 08-12229 (MFW)
March 2010 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except those certain accounts ending in 0667, 9626, and 9663 (the “Excluded Accounts”). The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WaMu deposit platform to the Chase deposit platform. Since the transition, JPMorgan has only provided the Debtors with bank account statements for certain months. We have not received bank statements for the period covered by this MOR for the Excluded Accounts. Therefore, we are unable to reconcile information related to the Excluded Accounts against a related bank statement. We have continued to record interest income on the accounts consistent with prior practice and based on existing agreement with JPMorgan.

/s/  John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended Mar 31, 2010

		Check		Amount Paid - Mar'10		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	01/01/10 - 01/31/10	Wire	03/25/10	$439,752.80	$10,097.25	$9,432,867.26	$305,566.47
Alvarez & Marsal	02/01/10 - 02/28/10	Wire	03/25/10	1,790,124.50	76,186.89	33,804,794.24	1,643,320.67
CONSOR Intellectual Asset Management						255,318.00	3,249.00
CP Energy Group, LLC						91,347.88	159.47
Davis Wright Tremaine LLP	12/01/09 - 01/31/10	2300, 2334	03/11/10, 03/25/10	11,614.80	-	672,067.40	24,499.50
Elliott Greenleaf						420,263.30	32,756.45
FTI Consulting, Inc.	01/01/10 - 01/31/10	Wire	03/25/10	139,596.80	537.11	4,140,334.30	35,856.90
Gibson, Dunn & Crutcher LLP						615,519.35	10,116.48
Grant Thornton	01/01/10 - 01/31/10	2336	03/25/10	12,928.00	624.01	367,271.20	31,651.74
Joele Frank, Wilkinson Brimmer Katcher	02/01/10 - 02/28/10	2317	03/17/10	1,643.75	473.85	138,336.25	9,556.40
John W. Wolfe, P.S.	01/01/10 - 01/31/10	Wire	03/17/10	164,399.60	356.50	1,225,884.20	1,928.83
Kurtzman Carson Consultants LLC	02/01/10 - 02/28/10	2320	03/17/10	57,741.94	-	1,532,079.97	-
McKee Nelson LLP / Bingham McCutchen LLP						1,782,246.35	116,573.66
Miller & Chevalier Chartered						273,113.74	110.63
Milliman						29,697.49	-
Pepper Hamilton LLP	12/01/09 - 01/31/10	Wires	03/04/10, 03/25/10	81,773.20	8,351.22	1,776,307.63	90,677.25
Perkins Coie LLP	12/01/09 - 12/31/09	Wire	03/11/10	50,960.00	4,184.54	1,473,120.04	66,504.82
PricewaterhouseCoopers LLP	12/01/09 - 01/31/10	2288, 2343	03/04/10, 03/25/10	38,466.40	-	1,657,687.20	184,532.35
Quinn Emanuel Urquhart Oliver & Hedges						6,206,808.40	186,118.98
Richards, Layton & Finger P.A.	01/01/10 - 01/31/10	Wires	03/25/10	35,256.80	8,501.75	413,665.60	52,362.93
Shearman & Sterling LLP						892,693.40	18,165.53
Silverstein & Pomerantz, LLP						14,826.00	77.53
Simpson Thacher & Bartlett LLP	12/01/09 - 12/31/09	2305	03/11/10	4,860.80	-	450,269.05	11,045.33
Towers, Perrin, Forster & Crosby, Inc.						127,901.43	-
Weil, Gotshal & Manges LLP						15,632,576.00	456,149.30

Total				$2,829,119.39	$109,313.12	$83,426,995.68	$3,280,980.22

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
March 2010 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 03/1/10 to 03/31/10

	Washington Mutual, Inc.		WMI Investment Corp.
	March 2010	Cumulative to Date	March 2010	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	511,663	13,877,830	34,127	719,945
Securities	253,604	4,726,302	-	2,976,201
Notes receivable - intercompany	43,788	1,261,017	-	1
Other	140	1,031,111	-	-
Total interest income	809,195	20,896,260	34,127	3,696,147
Earnings (losses) from subsidiaries and other equity investments	(1,079,940)	(187,678,109)	(41,563)	(5,137,178)
Gains (losses) from securities / investments	62,918	(10,001,694)	-	(112,260,368)
Other income	417,541	3,278,605	-	(0)
Total revenues	209,714	(173,504,938)	(7,436)	(113,701,399)

Operating expenses:
Compensation and benefits	433,968	7,599,242	-	-
Occupancy and equipment	89,891	1,654,538	-	-
Professional fees	849,845	10,530,269	-	148
Loss / (Income) from BOLI/COLI policies	(248,231)	(7,143,683)	-	-
Management fees / Transition services	30,000	2,240,014	-	-
Insurance	217,203	15,879,204	-	-
Other	194,951	2,172,863	14,473	480,728
Total operating expenses	1,567,628	32,932,447	14,473	480,877

Net profit (loss) before other income and expenses	(1,357,915)	(206,437,385)	(21,909)	(114,182,276)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization items	(1,357,915)	(151,409,385)	(21,909)	(114,182,276)

Reorganization items:
Professional fees	7,681,838	96,351,021	-	322,043
Claims Adjustments	-	23,275,982	-	-
US Trustee quarterly fees	7,000	113,000	-	11,050
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	96,654	8,991,493	-	-
Total reorganization items	7,785,492	128,731,495	-	333,093
Net profit (loss) before income taxes	(9,143,407)	(280,140,880)	(21,909)	(114,515,369)

Income taxes	4,000	4,050	-	-

Net profit (loss)	(9,147,407)	(280,144,930)	(21,909)	(114,515,369)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
March 2010 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 03/31/2010 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	3/31/2010	9/26/08	3/31/2010	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,566,451,959	4,018,083,009	275,265,299	52,974,376
Restricted cash and cash equivalents	92,671,007	145,668,884	-	-
Investment securities	70,470,182	59,688,627	-	266,444,881
Accrued interest receivable	789,314	413,253	3,246	4,084,658
Income tax receivable	475,595,347	742,680,150	22,187,560	22,187,560
Prepaid expenses	3,046,518	11,311,510	-	-
Cash surrender value of BOLI/COLI	89,972,086	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	58,530,524	65,952,708
Investment in subsidiaries	1,477,309,096	1,895,218,467	-	-
Notes receivable - intercompany	12,651,138	58,001,133	565,844,197	565,844,197
Fixed Assets	82,342	-	-	-
Other assets	96,347,638	23,489,277	-	-
Total assets	6,924,560,550	7,701,133,028	921,830,827	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	7,780,036	-	6,000	-
Accrued wages and benefits	443,311	-	-	-
Other accrued liabilities	13,735,957	-	19,375	-
Minority interest	1,113,298	3,104,022	-	-
Total post-petition liabilities	23,072,601	3,104,022	25,375	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,421,622	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	765,674,200	752,445,436
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,057,301	407,215,221	-	-
Other accrued liabilities	86,364,578	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,296,639,680	8,278,878,868	-	-

Total liabilities	8,319,712,282	8,281,982,890	25,375	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(754,476,936)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,625,375)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(280,144,930)	-	(114,515,369)	-
Total shareholders' equity	(1,395,151,731)	(580,849,862)	921,805,452	977,488,380

Total liabilities and shareholder's equity	6,924,560,550	7,701,133,028	921,830,827	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Plan of Reorganization

On March 26, 2010, the Debtors filed their Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 2622] (the “Plan”) and related Disclosure Statement [D.I. 2623] (the “Disclosure Statement”) with the Bankruptcy Court. The Plan is premised upon a proposed global settlement and compromise of certain disputes among the Debtors, JPMorgan, the FDIC and certain significant creditor constituencies (as described below). Aspects of the Plan are referred to in the Notes to MOR-2 and MOR 3 herein; however, users of this monthly operation report should refer to the Plan, Disclosure Statement and related documents directly for complete information.

Note 2: Settlement Agreement with JPMorgan Chase and FDIC

On March 12, 2010, the Debtors announced to the Bankruptcy Court that they had reached an agreement with the FDIC, JPMorgan and certain of the Debtors’ significant creditor constituencies to resolve certain disputes among such parties, and described on the record the general terms of this agreement. A proposed settlement agreement consistent with the terms of this announcement (the “Settlement Agreement”) was filed as an exhibit to the Plan. The proposed Settlement Agreement is an integral part of the Plan and is subject to final documentation, execution and consummation of the Plan. On the basis of the foregoing, the balance sheet and operating statement in this monthly operating report do not reflect any of the financial arrangements or settlements set forth in the proposed Settlement Agreement. Additionally, while the provisions of the proposed Settlement Agreement have been agreed upon by WMI, JPMorgan and significant creditor groups of WMI, as of this date, the FDIC has not agreed to all the provisions contained in the proposed Settlement Agreement. However, discussions are ongoing among the parties, and they are hopeful that such agreement will be obtained in the near future.

Note 3: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange (as defined in the disclosure materials related to the Securities) of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors currently are assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Pursuant to the terms of the proposed Settlement Agreement, upon consummation of the Plan, WMI and relevant third parties will complete the Conditional Exchange.

Note 4: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $93 million includes $36 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $4 million held as part of a Rabbi Trust.

Pursuant to the terms of the proposed Settlement Agreement, upon consummation of the Plan, WMI will take possession of the $53 million deposit account pledged as collateral for prepetition intercompany transactions with WMB.

Note 5: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment. This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $180 million.

Pursuant to the terms of the proposed Settlement Agreement, upon consummation of the Plan, JPMorgan will satisfy the unsecured notes receivable to WMI subsidiaries.

Note 6: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the

November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Pursuant to the terms of the proposed Settlement Agreement, upon consummation of the Plan, WMI will transfer sponsorship of the pension plan to JPMorgan, including certain related assets, and JPMorgan will assume the pension plan liabilities.

Note 7: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.7 - $3.0 billion. Various parties claim ownership rights to these refunds. As set forth in the proposed Settlement Agreement, upon consummation of the Plan, WMI and JPMorgan will split the tax refunds 30%/70%, respectively (once received).

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) became enacted into law. The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year). WMI estimates such an election could result in additional refunds of approximately $2.7 – $2.8 billion, as to which there are competing claims of ownership. As set forth in the proposed Settlement Agreement, upon consummation of the Plan, WMI and the FDIC (or its designee) will split the tax refunds attributable to the Act 40.4%/59.6%, respectively (once received).

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains minimum taxes paid in certain states.

Note 8: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

As set forth in the proposed Settlement Agreement, upon consummation of the Plan, any potential liability related to this pension accounting will be waived.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
March 2010 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		30,765.00	-	59,611.00	(60,390.00)	29,986.00					-
FICA -- Employee		6,581.50	-	9,654.60	(11,735.91)	4,500.19					-
FICA -- Employer		6,581.50	9,654.60	-	(11,735.91)	4,500.19					-
Unemployment		952.00	-	-	-	952.00					-
Income	*	-	-	-	-	-					-
Other:		-	-	-	-	-					-
Total Federal		44,880.00	9,654.60	69,265.60	(83,861.82)	39,938.38	-	-	-	-	-

State and Local

Withholding	n/a
Sales/Use	**	-	-	-	-	-
Unemployment		14,992.75	1,485.70	-		16,478.45
Disability		728.94	254.28	182.09		1,165.31
Real Property	n/a	-				-
Personal Property	n/a	-	-			-
Other		1,847.60	838.54	-	-	2,686.14
		-				-
Total State and Local		17,569.29	2,578.52	182.09	-	20,329.90	-	-	-	-	-

Total Taxes		62,449.29	12,233.12	69,447.69	(83,861.82)	60,268.28	-	-	-	-	-

NOTES

*	WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
**	WMI does not have any Washington or City of Seattle sales/use tax liability for the month of March

I attest that all tax returns have been filed in accordance with  federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 3/1/2010 through 3/31/2010

Property Tax Filings:

No property tax returns were filed during the period 3/1/2010 through 3/31/2010.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 3/1/2010 through 3/31/2010.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	3/19/2010	3/19/2010

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI & Subs	IRS (Federal)	Corporation income tax return extension	3/15/2010	3/15/2010

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of March 31, 2010

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

60th Street Advisors	$24,187.00	$-	$-	$-	$24,187.00
Akin, Gump, Strauss, Hauer & Feld LLP	413,825.80	-	-	-	413,825.80
AT&T	3,174.49	-	-	-	3,174.49
Bass, Berry & Sims	4,956.57	-	-	-	4,956.57
Bingham McCutchen LLP / McKee Nelson LLP	287,731.19	-	-	-	287,731.19
Bowne of Los Angeles, Inc.	26,311.08	-	-	-	26,311.08
Comcast	199.90	-	-	-	199.90
Cronk, Thomas	3,164.56	-	-	-	3,164.56
Davis Wright Tremaine LLP	11,332.55	-	-	-	11,332.55
Ed Gillespie Strategies LLC	80,000.00	-	-	-	80,000.00
Elliott Greenleaf	159,653.95	-	-	-	159,653.95
Fidelity Investments	36,107.80	-	-	-	36,107.80
FTI Consulting, Inc.	183,404.00	-	-	-	183,404.00
Gibson, Dunn & Crutcher LLP	67,394.53	-	-	-	67,394.53
Grant Thornton	59,485.02	-	-	-	59,485.02
John W. Wolfe, P.S.	361,347.96	-	-	-	361,347.96
Lifewise Assurance Company	1,577.61	-	-	-	1,577.61
Logan, Doreen	340.00	-	-	-	340.00
M&E Transportation	210.00	-	-	-	210.00
Martin, Colleen	5,171.00	-	-	-	5,171.00
Miller & Chevalier Chartered	210,480.86	-	-	-	210,480.86
Nguyen, Nicholas P.	99.00	-	-	-	99.00
Pepper Hamilton LLP	105,505.80	-	-	-	105,505.80
Perkins Coie LLP	122,029.44	-	-	-	122,029.44
PricewaterhouseCoopers LLP	404,141.80	-	-	-	404,141.80
Quinn Emanuel Urquhart Oliver & Hedges	1,762,052.38	-	-	-	1,762,052.38
Richards, Layton & Finger P.A.	61,304.60	-	-	-	61,304.60
Shearman & Sterling LLP	53,893.64	-	-	-	53,893.64
Silverstein & Pomerantz, LLP	3,706.50	-	-	-	3,706.50
Simpson Thacher & Bartlett LLP	5,207.20	-	-	-	5,207.20
Smith, Charles E.	9,676.61	-	-	-	9,676.61
Suzuki, Dennis	99.00	-	-	-	99.00
Weil, Gotshal & Manges LLP	3,306,749.90	-	-	-	3,306,749.90
Wu, Weijia	5,514.21	-	-	-	5,514.21

Total	$7,780,035.95	$-	$-	$-	$7,780,035.95

WMI Investment Corp.

Vendor	Current	31 - 60	61- 90	91 and Over	Total

CP Energy Group, LLC	$6,000.00	$-	$-	$-	$6,000.00

Total	$6,000.00	$-	$-	$-	$6,000.00

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X